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                                                                   EXHIBIT 23.1
                                                                   ------------
                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of CuraGen Corporation on Form S-1 of our report dated September 12, 1997, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Experts" and "Selected Financial Data" in such Prospectus.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Hartford, Connecticut
October 15, 1997